										EXHIBIT 99
NACCO Industries, Inc. - Consolidated
(in thousands, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2018	31,200	33,681	31,440	39,054	135,375
2019	40,097	41,352	32,603	26,938	140,990

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2018	9,721	7,802	10,547	15,554	43,624
2019	16,373	9,161	8,663	4,623	38,820

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2018	533	450	327	(177)	1,133
2019	(322)	(359)	(1,648)	(415)	(2,744)

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2018	208	(229)	(438)	787	328
2019	(643)	(243)	(1,310)	361	(1,835)

	Income Before Taxes						Effective income tax rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	8,980	7,581	10,658	14,944	42,163	2018	9.0%	15.7%	13.7%	26.3%	17.5%
2019	17,338	9,763	11,621	4,677	43,399	2019	13.4%	18.3%	11.7%	n.m.	8.7%

	Net Income
	Q1	Q2	Q3	Q4	FY
2018	8,176	6,393	9,200	11,016	34,785
2019	15,018	7,975	10,264	6,375	39,632

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2018	3,397	3,723	3,815	3,748	14,683
2019	3,813	4,238	4,044	4,145	16,240

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2018	2,452	6,730	5,450	6,298	20,930
2019	4,252	1,715	7,297	11,400	24,664

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2018	(8,029)	26,725	20,155	15,771	54,622
2019	(544)	22,632	25,176	5,520	52,784

	Net cash used for investing activities
	Q1	Q2	Q3	Q4	FY
2018	(2,088)	(6,192)	(5,142)	(4,965)	(18,387)
2019	(4,247)	(1,705)	(2,857)	(11,453)	(20,262)

NACCO Industries, Inc. - Consolidated
(in thousands, except percentage data)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2018	(10,117)	20,533	15,013	10,806	36,235
2019	(4,791)	20,927	22,319	(5,933)	32,522

	Net cash (used for) provided by financing activities
	Q1	Q2	Q3	Q4	FY
2018	(8,080)	(23,984)	(11,915)	(8,599)	(52,578)
2019	(1,408)	(1,562)	(5,681)	13,764	5,113

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2018	1,144	1,145	1,144	1,145	4,578
2019	1,153	1,327	1,328	1,324	5,132

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2018	50,768	27,983	17,496	11,021	11,021
2019	12,021	12,002	7,678	24,943	24,943

	Equity
	Q1	Q2	Q3	Q4	FY
2018	224,882	230,972	240,201	250,704	250,704
2019	264,267	272,150	283,255	289,392	289,392

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

Coal Mining
(in thousands, except tons of coal delivered)

	Tons of coal delivered - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2018	8.5	8.0	9.8	9.2	35.5
2019	8.6	6.9	8.7	7.8	32.0

	Tons of coal delivered - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2018	0.7	0.8	0.7	0.8	3.0
2019	0.6	0.9	0.7	0.4	2.6

	Revenues
	Q1	Q2	Q3	Q4	FY
2018	17,597	20,860	18,583	24,509	81,549
2019	16,750	22,570	18,799	10,582	68,701

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2018	1,519	792	2,493	6,633	11,437
2019	826	1,316	2,416	(1,287)	3,271

	Earnings of unconsolidated operations
	Q1	Q2	Q3	Q4	FY
2018	15,277	15,333	17,004	16,775	64,389
2019	15,781	13,529	16,211	15,157	60,678

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2018	8,099	8,227	9,683	11,547	37,556
2019	9,002	10,152	11,286	10,241	40,681

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2018	8,697	7,898	9,814	11,861	38,270
2019	7,605	4,693	7,341	3,629	23,268

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2018	2,841	3,092	3,097	3,087	12,117
2019	2,874	3,276	3,102	3,157	12,409

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2018	576	3,850	2,162	2,228	8,816
2019	2,740	1,511	2,291	8,550	15,092

North American Mining
(in thousands, except tons of limerock delivered)

	Tons of limestone delivered - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2018	1.9	1.6	1.7	1.8	7.0
2019	1.9	2.5	1.7	2.2	8.3

	Tons of limestone delivered - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2018	10.1	9.4	9.7	9.8	39.0
2019	9.8	9.3	8.5	8.8	36.4

	Revenues
	Q1	Q2	Q3	Q4	FY
2018	10,213	9,067	9,092	8,578	36,950
2019	10,775	10,728	8,993	12,327	42,823

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2018	634	157	281	846	1,918
2019	32	(483)	(391)	146	(696)

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2018	395	427	441	246	1,509
2019	545	566	588	524	2,223

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2018	674	2,557	3,121	3,471	9,823
2019	1,129	113	4,971	2,611	8,824

Minerals Management
(in thousands)

	Revenues
	Q1	Q2	Q3	Q4	FY
2018	3,476	3,866	3,902	6,108	17,352
2019	12,686	8,242	5,022	4,169	30,119

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2018	2,944	3,212	2,770	5,405	14,331
2019	11,669	6,789	3,900	3,363	25,721

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2018	134	177	250	389	950
2019	366	367	324	305	1,362

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2018	1,032	150	—	224	1,406
2019	241	50	—	226	517